UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2013

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 225-4711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2013, P. H. Glatfelter (the “Company”) reported its results of operations for the three months and nine months ended September 30, 2013. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1. The Company also held a teleconference call that same day, during which management discussed the Company’s financial performance for the third quarter of 2013 and other matters relating to its business. A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

A copy of the press release dated October 29, 2013, to report results of operations for the three months and nine months ended September 30, 2013, is furnished herewith as Exhibit 99.1.

A copy of the transcript from the Company’s teleconference held on October 29, 2013, to discuss its third quarter 2013 results of operations is furnished herewith as Exhibit 99.2.

A copy of the press release and transcript are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K. The information furnished in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

By:	/s/ John P. Jacunski
	Name:	John P. Jacunski
	Title:	Senior Vice President and Chief Financial Officer

Date: October 30, 2013

Exhibit Index

Exhibit Number	Description

99.1	A copy of the press release dated October 29, 2013, to report results of operations for the three months and nine months ended September 30, 2013

99.2	A copy of the transcript from the Company’s teleconference held on October 29, 2013, to discuss its third quarter 2013 results of operations